UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2010

MACATAWA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of Incorporation)	000-25927 (Commission File Number)	38-3391345 (I.R.S. Employer Identification No.)

10753 Macatawa Drive, Holland, Michigan (Address of principal executive offices)	49424 (Zip Code)

(616) 820-1444
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note:

Macatawa Bank Corporation (the "Company") is filing this Form 8-K/A as an amendment to its Current Report on Form 8-K filed on May 21, 2010 (the "Initial Report"), disclosing, among other things, that the engagement of Crowe Horwath LLP ("Crowe Horwath") as the Company's independent auditors for the year ended December 31, 2009 ended with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2009 and was not renewed. At the time of filing of the Initial Report, the Company had not yet obtained a letter from Crowe Horwath as contemplated under Item 4.01(a) of Form 8-K and Item 304(a)(3) of Regulation S-K (the "Auditor's Letter"). This Current Report on Form 8-K/A is being filed to file the Auditor's Letter.

Item 4.01	Changes in Registrant's Certifying Accountant.

Crowe Horwath furnished the Auditor's Letter to Macatawa on June 2, 2010. A copy of the Auditor's Letter is filed with this report as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Auditor's Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2010	MACATAWA BANK CORPORATION

	By	/s/ Jon W. Swets
Jon W. Swets Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

16.1	Auditor's Letter.